December 31, 2023

Class I Shares

Symmetry Panoramic US Systematic Fixed Income Fund (SPUBX)
(formerly, Symmetry Panoramic US Fixed Income Fund)

The Fund’s Statutory Prospectus and Statement of Additional Information dated December 31, 2023, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://funddocs.filepoint.com/symmetry. You can also get this information at no cost by calling 1-844-Sym-Fund (844-796-3863) or by sending an e-mail request to info@panoramicfunds.com.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Symmetry Panoramic US Systematic Fixed Income Fund

Investment Objective: The Fund seeks income and capital appreciation through systematic exposure to US fixed income securities.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)	Class I
Management Fees(2)	0.45%
Distribution (12b-1) and Service Fees	None
Other Expenses	0.24%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	0.69%
Fee Waivers and/or Expense Reimbursements(2)	(0.17)%
Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement(3)	0.52%

(1)

In the fee table, Other Expenses have been restated to reflect current fees following the transition of the Fund onto the SEI Advisors’ Inner Circle mutual fund platform, which was effective December 26, 2023 and following the appointment of JPMIM (as defined below) as a sub-adviser to the Fund effective as of December 29, 2023; and Acquired Fund Fees and Expenses have been restated to reflect that the Fund does not expect to incur Acquired Fund Fees and Expenses during the current fiscal year.

(2)

The Fund’s investment adviser, Symmetry Partners, LLC (“Symmetry” or the “Adviser”), has contractually agreed to waive its management fee until at least December 31, 2024 so that the aggregate annual management fee retained by the Adviser with respect to the Fund after payment of sub-advisory fees does not exceed 0.25% of the Fund’s average net assets. The Adviser also has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 31, 2024 to ensure total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses) will not exceed 0.52% of average daily net assets of the Fund. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. This fee waiver/expense reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) only if such repayments do not cause the Fund’s expense ratio, after such repayment is taken into account, to exceed both the expense cap in place at the time such amounts were waived and the Fund’s current expense cap, if any. Prior to January 1, 2024, the Fund’s contractual expense limit was 0.41% of the average daily net assets of the Fund.

(3)

The Total Annual Fund Operating Expenses in this fee table, after expense waiver and/or expense reimbursement, do not correlate to the expense ratios in the Fund’s Financial Highlights because (i) Other Expenses have been restated to reflect current fees, and (ii) Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement have been restated to reflect the Fund’s current contractual expense limit effective January 1, 2024.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses are as shown in the table above and remain the same, and the expense limitation arrangements are not renewed. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$53	$204	$367	$843

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective primarily by implementing a market-based factor approach to fixed income that the Fund’s investment adviser, Symmetry, believes has the potential to produce income and capital appreciation before fees over time. Under normal circumstances, the Fund will invest, directly or indirectly, at least 80% of its net assets in U.S. fixed income securities. The Fund may invest up to 20% of its net assets in foreign issuers.

The Fund generally will invest in U.S. treasury obligations, other U.S. government and agency obligations, bank obligations, corporate bonds, asset-backed securities, mortgage-related and mortgage-backed securities, commercial paper, repurchase agreements, and other debt obligations and cash and cash equivalents. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and mortgage TBAs (“to-be-announced”). The Fund may invest in fixed income instruments with fixed or adjustable (floating) rates. The Fund may also invest a portion of its assets in high-yield (lower rated) debt instruments (also known as “below investment grade” or “junk bonds”, which are considered speculative). The Fund does not seek to maintain any particular weighted average maturity or duration, and may invest in fixed income instruments of any maturity or duration. The Fund may also invest in debt obligations, denominated in U.S. dollars, that are issued by a non U.S. corporation or a U.S. affiliate of a non U.S. corporation or a non U.S. government or its agencies and instrumentalities.

The Trust and the Adviser were granted an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits Symmetry, subject to certain conditions, and without the approval of shareholders, to hire and terminate sub-advisers (“Sub-Advisers”). At this time, J.P. Morgan Investment Management Inc. (“JPMIM”) is the sole sub-adviser to the Fund. The Adviser may add sub-advisers at its discretion. The sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.

Currently, JPMIM manages the entirety of the assets in the Fund. JPMIM generally invests in fixed income securities of global issuers, which typically includes, but is not limited to, those securities in the Bloomberg U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index is designed to measure the performance of the investment grade fixed income universe in the U.S. JPMIM may also invest in short maturity high-yield fixed income securities rated BB (or the unrated equivalent) at the time of purchase. JPMIM’s factor-based strategy in corporate fixed income securities combines multiple investment styles, including value, momentum and quality, using an integrated multi-factor approach. In managing the Fund, JPMIM intends to overweight corporate bonds relative to their market value weight in the Bloomberg U.S. Aggregate Index. JPMIM seeks to invest in attractively valued corporate fixed income securities with positive momentum characteristics and of companies with stable business operations and practices. A fixed income security may be considered to be a value investment if it appears inexpensive based on market based measures of value relative to fundamental measures. In assessing momentum, JPMIM generally favors corporate fixed income securities with positive performance relative to other fixed income securities within its investment universe and also considers the equity momentum of the issuer. JPMIM also generally favors the fixed income securities issued by companies exhibiting consistent business health and stability, and may include those with strong profitability and balance sheet debt ratios. These factor characteristics are generally evaluated at the time of purchase, and may change throughout the holding period. JPMIM may add to or modify the economic factors employed in selecting securities. JPMIM may also implement a credit steepener strategy both using cash bonds (i.e., overweighting shorter maturity bonds while simultaneously underweighting longer maturity bonds) and credit default swaps (i.e., selling protection and buying protection) to pursue perceived opportunities.

JPMIM determines the weight of each security in its allocated portion of the Fund using a combination of the liquidity of the security, JPMIM’s assessment of attractiveness of the security based on the factors described above, or using additional criteria that form part of JPMIM’s systematic security selection process. JPMIM utilizes portfolio optimization techniques, which incorporate anticipated transaction costs and turnover, to determine portfolio composition and trading activity.

JPMIM may use a variety of derivative instruments including futures and option contracts, forward contracts for currency hedging, interest rate swaps, and credit default swaps. JPMIM may also enter into short positions in derivatives for hedging purposes or to enhance returns. In addition, JPMIM also may invest in derivatives, including but not limited to futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund, or to hedge currency risk.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

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Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. Such factors include real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Financial markets are subject to periods of high volatility, depressed valuations, decreased liquidity and heightened uncertainty, such as what was experienced during the financial crisis that occurred in and around 2008 and more recently in connection with the coronavirus disease 2019 (COVID-19) pandemic. Market conditions such as this are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. Markets may be volatile and values of individual securities and other investments may decline significantly in response to adverse issuer, political, regulatory, market, economic, public health, or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters, epidemics or pandemics (such as COVID-19), or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the U.S. Federal Reserve (“Fed”) and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, the timing, frequency or magnitude of any such increases in interest rates, or when such increases might stop. Additionally, various economic and political factors could cause the Fed or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Governmental policy and legislative changes also may contribute to decreased liquidity and increased volatility in the financial markets.

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Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Forward and Futures Contract Risk. The successful use of forward and futures contracts draws upon the skill and experience of the Adviser or Sub-Adviser with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

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Management Risk. The risk that investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies or that imperfections, errors or limitations in the tools and data used by the Adviser or a Sub-Adviser may cause unintended results.

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Investment Style Risk. The risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style.

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Quantitative Investing Risk. The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the multifactor quantitative model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.

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Geographic and Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular country or market sector.

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U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

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Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

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High Yield Risk. Investment in or exposure to high yield (lower rated or below investment grade) debt instruments may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered higher risk than investment grade debt instruments with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments.

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Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, sub-adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

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Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s and the Sub-Adviser’s control, including instances at third parties. The Fund, the Adviser and the Sub-Adviser seek to reduce these operational risks through control and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

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Derivatives Risk. The derivative instruments in which the Fund may invest may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager. The use of derivative instruments also exposes the Fund to transaction costs.

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Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps involve risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty

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Short Position Risk. The Fund may take short positions, which introduces more risk than long positions (where the Fund owns the instrument or other asset). Unlike a long position, where the maximum sustainable loss on the instrument or other asset purchased is limited to the amount paid for the instrument or other asset (plus transaction costs), there is no maximum price of the shorted instrument or other asset when purchased in the open market. To the extent the Fund takes a short position in a derivative instrument or other asset, there will be a risk of a potentially unlimited increase in the value of the underlying instrument or other asset.

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Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rate, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Performance: The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2022, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance. Performance information is available at no cost by visiting panoramicfunds.com or by calling 1-844-Sym-Fund (844-796-3863).

Calendar Year Annual Total Returns — Class I

Total Annual Returns For Calendar Years Ended December 31

Best quarter (% and time period)	Worst quarter (% and time period)
2.37% (March 31, 2020 Quarter)	-4.72% (March 31, 2022 Quarter)
Year-to-date performance as of September 30, 2023: 0.13%

Average Annual Total Returns For the Periods Ended December 31, 2022

	One Year	Since Inception (11/12/18)
Symmetry Panoramic US Systematic Fixed Income Fund — Class I (Inception Date: November 12, 2018) returns before taxes	-9.45%	0.27%
Symmetry Panoramic US Systematic Fixed Income Fund — Class I (Inception Date: November 12, 2018) returns after taxes on distributions	-10.03%	-0.41%
Symmetry Panoramic US Systematic Fixed Income Fund — Class I (Inception Date: November 12, 2018) returns after taxes on distributions and sale of fund shares(1)	-5.59%	-0.06%
Bloomberg US Aggregate Fixed Income Index* (reflects no deduction for fees, expenses, or taxes)	-13.01%	0.62%
Bloomberg 1-5 Year US Government/Credit Index (reflects no deduction for fees, expenses, or taxes)	-5.50%	1.05%

(1)	Return after taxes on distributions and sale of fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

*

Effective December 29, 2023, the Fund began comparing its performance to the Bloomberg US Aggregate Fixed Income Index rather than the Bloomberg 1-5 Year US Government/Credit Index because the Bloomberg US Aggregate Fixed Income Index has characteristics that are more representative of the Fund’s investment strategy than the Bloomberg 1-5 Year US Government/Credit Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

Investment Adviser: Symmetry Partners, LLC serves as investment adviser to the Fund.

Portfolio Managers:

Symmetry Partners, LLC

In its role as manager of managers for the Fund, the Adviser provides investment oversight of sub-advisers that provide day-to-day portfolio selection services for the Fund. The portfolio managers providing such oversight are: John McDermott, Portfolio Manager and Chief Investment Strategist; Rebecca Cioban, Portfolio Manager and Director; and Kevin Scully, Portfolio Manager and Director. Mr. McDermott and Ms. Cioban have been managers on the Fund since its inception in 2018. Mr. Scully has been a manager since 2019.

J.P. Morgan Investment Management, Inc.

The Sub-Advised portfolio is managed by a team that includes: Dr. Niels Schuehle, Executive Director, Global Fixed Income, Currency, & Commodities (“GFICC group”), Naveen Kumar, CFA, Executive Director, GFICC group, Evan Olonoff, CFA, Executive Director, GFICC group, Jan Ho, Executive Director, GFICC group. Messrs. Schuehle, Kumar, Olonoff and Ho have been managers on the Fund since 2023.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading through your broker or other financial intermediary through which you purchased shares. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts. The Fund generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Adviser. All investments are subject to approval of the Adviser.

	Minimum Investment
Class	Initial	Subsequent
I	$1,000	$100

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Fund’s Statutory Prospectus and Statement of Additional Information dated December 31, 2023, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://funddocs.filepoint.com/symmetry. You can also get this information at no cost by calling 1-844-Sym-Fund (844-796-3863) or by sending an e-mail request to info@panoramicfunds.com.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.